UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 19, 2007
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)		90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 19, 2007 the stockholders of Virco Mfg. Corporation (the “Company”) approved the 2007 Virco Mfg. Corporation Stock Incentive Plan (the “Plan”). The terms and conditions of the Plan are described in the Company’s Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “Commission”) on May 17, 2007, and the Plan is included on Exhibit 4.6 to the Company’s Form S-8, as filed with the Commission on June 19, 2007, in each case incorporated herein by reference.
     Additionally, on June 19, 2007 the Board of Directors of the Company approved the form of Virco Mfg. Corporation Restricted Stock Unit Award to be used pursuant to the Plan, the terms and conditions of which are set forth therein and in the Plan. The form of Virco Mfg. Corporation Restricted Stock Unit Award is filed herewith as Exhibit 4.1.
Item 9.01 Financial Statements and Exhibits
Exhibit 4.1 Form of Virco Mfg. Corporation Restricted Stock Unit Award
Exhibit 4.2* 2007 Virco Mfg. Corporation Stock Incentive Plan (incorporated by reference to Exhibit 4.6 to the Company’s Form S-8 (Commission File No. 333-143874), filed with the Commission on June 19, 2007)

*	Incorporated herein by reference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)
Date: June 21, 2007	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors